EXHIBIT 24

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of U.S. Pawn, Inc. ("Registration Statement") of our report dated March 18, 1996, included in U.S. Pawn, Inc.'s Form 10-KSB for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.




                                         AJ. ROBBINS, P.C.
                                         Certified Public Accountants
                                         and Consultants


Denver, Colorado
July 30, 1996